Exhibit 99.1

Fulgent Genetics Reports Fourth Quarter and Full Year 2021 Financial Results

•	Full Year 2021 Total Revenue grows 135% year-over-year to $992.6 million; Q4 Revenue totals $251.7 million
•	Full Year 2021 Core Revenue grows 236% year-over-year to $122.6 million; Q4 Core Revenue grows 234% year-over-year to $40.1 million

TEMPLE CITY, CA, February 23, 2022 —Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent Genetics”, “Fulgent”, or the “Company”), a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health, today announced financial results for its fourth quarter and full year ended December 31, 2021.

Fourth Quarter 2021 Results:

•	Revenue of $251.7 million
•	Billable tests delivered approximately 2.5 million
•	Core Revenue grew 234% year-over-year to $40.1 million
•	GAAP income of $104.3 million, or $3.34 per share
•	Non-GAAP income of $108.7 million, or $3.48 per share
•	Adjusted EBITDA of $159.8 million
•	Cash from operations of $77.1 million
•	Cash, cash equivalents, and investments in marketable securities of $935.5 million as of December 31, 2021

Full Year 2021 Results:

•	Total Revenue grew 135% year-over year to $992.6 million
•	Core Revenue grew 236% year-over-year to $122.6 million
•	GAAP income of $507.4 million, or $16.38 per share
•	Non-GAAP income of $516.5 million, or $16.67 per share
•	Adjusted EBITDA of $703.6 million
•	Cash from operations of $538.6 million

Non-GAAP income (loss) and adjusted EBITDA are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairman of the Board and Chief Executive Officer, said, “The fourth quarter capped a year of tremendous growth and transformation for Fulgent Genetics. We once again exceeded our guidance in the quarter as both our Core and COVID businesses outperformed our expectations. We are pleased with the early progress we are seeing from the strategic initiatives we pursued in recent quarters, including the acquisition of CSI, partnership with Helio Health, and incremental investment in FF Gene Biotech, which are all contributing to growth of our Core business. We also just announced a strategic investment in Spatial Genomics, which will add Spatial Genemics’ multiomics platform and sequential fluorescence in situ hybridization technology, or seqFISH, to our growing suite of genomic testing solutions. As we look ahead, we intend to continue investing in our Core business through both the expansion of our existing genomic testing capabilities and through new potential acquisitions and strategic partnerships. We are very excited about the future growth prospects of Fulgent and our strategic opportunities long term.”

Paul Kim, Chief Financial Officer, said, “We are pleased with our fourth quarter results which were highlighted by Core revenue growth of 234%, as well as an uptick in our COVID business amid the recent Omicron surge. We continued to see strong cash flow generation in the quarter and finished the year with $935.5 million in cash, cash equivalents and investments in marketable securities, despite the $81.9 million in cash outlays this year for our acquisitions and investments. We remain extremely well positioned with a strong balance sheet to capitalize on additional acquisition and strategic investment opportunities in the future. We are proud of what we accomplished in 2021 to expand our Core business, and we see a meaningful runway ahead to continue driving growth. We will be providing a formal update during our investment community conference call to shortly follow the issuance of this press release.”

Outlook:

For the first quarter of 2022, Fulgent Genetics expects:

•	Total Revenue of approximately $245 million
•	Core Revenue including COVID-19 NGS of approximately $32 million, representing growth of 92% year-over-year
•	Core Revenue excluding COVID-19 NGS of approximately $22 million[1]

For the full year 2022, Fulgent Genetics expects:

•	Total Revenue of approximately $600 million
•	Core Revenue excluding COVID-19 NGS of approximately $120 million[1]
•	GAAP income of approximately $6.00 per share
•	Non-GAAP income of approximately $7.00 per share

Note:

1) COVID-19 NGS testing was included in “Core Revenue” in 2021 and will be excluded from “Core Revenue”, and included in “COVID Revenue”, beginning Q1 2022.

Conference Call Information

Fulgent Genetics will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its fourth quarter and full year 2021 results. Press and industry analysts are invited to attend in listen-only mode.

The call can be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com, and through a live conference call by dialing (888) 394-8218 using the confirmation code 4130266. An audio replay will be available in the Investor Relations section of the Company’s website.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release, including non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA are non-GAAP financial measures. Fulgent Genetics believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business excluding certain income or expense items that management believes are not directly attributable to the Company’s core operating results. Fulgent Genetics defines non-GAAP income (loss) as income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus or minus the non-GAAP tax effect, plus or minus (loss) gain on equity-method investments, plus or minus equity (loss) earnings in investee, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s core operations. The non-GAAP tax effect is calculated by applying the statutory corporate tax rate on the amortization of intangible assets and equity-based compensation expenses. Fulgent Genetics defines adjusted EBITDA as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus depreciation and amortization, plus equity-based compensation expenses, plus or minus (loss) gain on equity-method investments, plus or minus equity (loss) earnings in investee, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s core operations. Fulgent Genetics may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA; accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of income (loss) in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent Genetics may not be comparable to similarly titled metrics reported by other companies.

About Fulgent Genetics

Fulgent Genetics is a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Fulgent Genetics’ proprietary technology platform has created a broad, flexible test menu and the ability to continually expand and improve its proprietary genetic reference library while maintaining accessible pricing, high accuracy, and competitive turnaround times. Combining next generation sequencing, or NGS, with its technology platform, the Company performs full-gene sequencing with deletion/duplication analysis in an array of panels that can be tailored to meet specific customer needs. A cornerstone of the Company’s business is its ability to provide expansive options and flexibility for all clients’ unique testing needs through a comprehensive technology offering including cloud computing, pipeline services, record management, web portal services, clinical workflow, sequencing as a service and automated laboratory services.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: guidance regarding expected first quarter and annual financial results, including revenues, core revenues, GAAP income, and non-GAAP income; evaluations and judgments regarding market position, balance sheet, runway, momentum, reinvestments, acquisition strategies, and the performance of acquired businesses (including CSI Laboratories and FF Gene Biotech), investments and partnerships (including Helio Health and Spatial Genomics), relationships and the Company’s testing services and technology; future growth and the Company’s testing services and technologies; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or to expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for its tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its newly-developed tests for COVID-19 and genetic testing generally; the Company’s ability to capture a sizable share of the developing market for genetic and COVID-19 testing and to compete successfully in these markets, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model, particularly as the Company makes investments across its business; the Company’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce the Company’s sale prices for and margins on its tests; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s ability to grow and diversify its customer base and increase demand from existing and new customers; the Company’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact the Company’s business and performance and enable it to manage any growth it may experience in future periods; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with the Company’s international operations; the Company’s ability to protect its proprietary technology platform; and general industry, economic, political and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 8, 2021 and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Nicole Borsje, 415-217-2633, nicole@blueshirtgroup.com

FULGENT GENETICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
December 31, 2021 and 2020
(in thousands)

	December 31,
ASSETS:	2021	2020
Cash and cash equivalents	$164,894	$87,426
Investments in marketable securities	770,652	344,443
Accounts receivable, net	138,912	183,857
Property, plant, and equipment, net	62,287	40,199
Other assets	141,975	44,536
Total assets	$1,278,720	$700,461

LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$112,840	$131,074
Total stockholders' equity	1,165,880	569,387
Total liabilities & equity	$1,278,720	$700,461

FULGENT GENETICS, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS DATA
Three and Twelve Months Ended December 31, 2021 and 2020
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue	$251,671	$294,978	$992,584	$421,712
Cost of revenue (1)	62,134	51,772	215,533	89,807
Gross profit	189,537	243,206	777,051	331,905

Operating expenses:
Research and development (1)	7,464	4,576	24,219	11,580
Selling and marketing (1)	8,200	5,081	24,439	14,952
General and administrative (1)	22,102	7,640	50,732	15,215
Amortization of intangible assets	911	—	1,708	—
Total operating expenses	38,677	17,297	101,098	41,747
Operating income	150,860	225,909	675,953	290,158
Interest and other income (loss), net	(35)	589	1,347	1,526
Income before income taxes, gain (loss) on equity-method investments and equity earnings (loss) in investee	150,825	226,498	677,300	291,684
Provisions for income taxes	47,148	58,571	174,795	72,532
Income before gain (loss) on equity-method investments and equity earnings (loss) in investee	103,677	167,927	502,505	219,152
Gain (loss) on equity-method investments	—	(1,763)	3,734	(4,354)
Equity earnings (loss) in investee	—	143	—	(488)
Net income from consolidated operations	103,677	166,307	506,239	214,310
Net loss attributable to noncontrolling interests	662	—	1,125	—
Net income attributable to Fulgent	$104,339	$166,307	$507,364	$214,310
Net income per common share attributable to Fulgent:
Basic	$3.48	$6.55	$17.25	$9.44
Diluted	$3.34	$6.16	$16.38	$8.91
Weighted average common shares:
Basic	29,964	25,399	29,408	22,694
Diluted	31,202	27,015	30,976	24,056

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,235	$523	$3,563	$1,452
Research and development	1,865	1,130	6,326	2,693
Selling and marketing	774	515	2,513	2,092
General and administrative	1,146	835	3,480	1,920
Total equity-based compensation expense	$5,020	$3,003	$15,882	$8,157

FULGENT GENETICS, INC.
Non-GAAP Income Reconciliation
Three and Twelve Months Ended December 31, 2021 and 2020
(in thousands, except per share data)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income attributable to Fulgent	$104,339	$166,307	$507,364	$214,310
Amortization of intangible assets	911	—	1,708	—
Equity-based compensation expense	5,020	3,003	15,882	8,157
Non-GAAP tax effect (1)	(1,601)	(811)	(4,749)	(2,202)
(Gain) loss on equity-method investments	—	1,763	(3,734)	4,354
Equity (earnings) loss in investee	—	(143)	—	488
Non-GAAP income attributable to Fulgent	$108,669	$170,119	$516,471	$225,107
Net income per common share attributable to Fulgent:
Basic	$3.48	$6.55	$17.25	$9.44
Diluted	$3.34	$6.16	$16.38	$8.91
Non-GAAP income per common share attributable to Fulgent:
Basic	$3.63	$6.70	$17.56	$9.92
Diluted	$3.48	$6.30	$16.67	$9.36

Weighted average common shares:
Basic	29,964	25,399	29,408	22,694
Diluted	31,202	27,015	30,976	24,056

(1) Tax rates as follows:
Corporate tax rate of 27% for the three and twelve months ended December 31, 2021 and 2020.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2021 and 2020
(in thousands)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income attributable to Fulgent	$104,339	$166,307	$507,364	$214,310
Interest income, net	(224)	(540)	(1,737)	(1,539)
Provisions for income taxes	47,148	58,571	174,795	72,532
Equity-based compensation expense	5,020	3,003	15,882	8,157
Depreciation and amortization	3,491	1,122	11,004	2,962
(Gain) loss on equity-method investments	—	1,763	(3,734)	4,354
Equity (earnings) loss in investee	—	(143)	—	488
Adjusted EBITDA	$159,774	$230,083	$703,574	$301,264